UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

April 1, 2011

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Bookmerge Technology, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

NEVADA

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(State or Other Jurisdiction of Incorporation)

333-152837	36-4627722
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(Commission File Number)	(IRS Employer Identification No.)

1560 N. Maple Street, Corona CA 92880

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(Address of Principal Executive Offices)      (Zip Code)

951-734-5344

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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         .    Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         .    Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         .    Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On April 1, 2011, Board of Directors of the Registrant dismissed Eddie Chin, its independent registered public account firm. On the same date, April 1, 2011, the accounting firm of John Kinross-Kennedy CPA was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Eddie Chin and the engagement of John Kinross-Kennedy CPA as its independent auditor. None of the reports of Eddie Chin on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its 10K for the period ended June 30, 2010 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Eddie Chin whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Eddie Chin's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that Eddie Chin furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements similar to the sample attached hereto as Exhibit 16.1, but have not yet received such letter from Mr. Chin. The Registrant will file such letter on an Amended 8-K upon receipt.

b) On August 11, 2011, the registrant engaged John Kinross-Kennedy CPA’s as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted John Kinross-Kennedy CPA regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

      No.    Exhibits

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      16.1.  Auditor’s Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  Sept. 28, 2011

By: /s/ Richard Carter

Name:   Richard Carter, Esq.

Title:  President

EXHIBIT INDEX

Exhibit No.    Description of Exhibit

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16.1                Auditor’s Letter